UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SEACHANGE INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1.	Amount previously paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing party:

	4.	Date Filed:

INVITATION TO 2015 ANNUAL MEETING OF STOCKHOLDERS

DATE: Wednesday, July 15, 2015

TIME: 9:00 a.m.

PLACE: SeaChange International, Inc. Corporate Headquarters

50 Nagog Park, Acton, Massachusetts 01720

May 26, 2015

Dear Fellow Stockholders,

I am pleased that we are again taking advantage of the Securities and Exchange Commission rules allowing issuers to furnish proxy materials over the Internet. Please read the proxy statement for more information on this alternative or follow the link to a Q&A here on our web site. We believe this will allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

Sincerely yours,

David L. McEvoy
General Counsel, Senior Vice President & Secretary

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

FOR

SEACHANGE INTERNATIONAL’S ANNUAL MEETING

TO BE HELD

JULY 15, 2015

Why am I being provided with these materials?

SeaChange is providing you with this proxy statement because our Board of Directors is soliciting your proxy to vote at our 2015 Annual Meeting of stockholders to be held on Wednesday, July 15, 2015. You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. You do not need to attend the meeting to vote your shares. If you received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card or follow the instructions below to submit your proxy over the telephone or via the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

We intend to mail a printed copy of our proxy statement and proxy card to certain of our stockholders of record entitled to vote at the Annual Meeting on or about June 2, 2015. All other stockholders will receive a Notice Regarding Availability of Proxy Matters (sometimes referred to as the “Notice of Internet Availability”), which will be mailed on or about June 2, 2015.

What if I have received a Notice Regarding the Availability of Proxy Materials?

In accordance with the rules and regulations of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials to our stockholders on the Internet. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you request these from SeaChange. Instead, the Notice of Internet Availability will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet or by phone. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, not including the proxy card, you should follow the instructions for requesting the materials included in the Notice of Internet Availability.

What am I voting on?

There are four matters scheduled for a vote:

•	The reelection of Jay Samit, Carmine Vona and Royce Wilson as directors, each to serve for three-year terms as Class I Directors;

•	The approval of a new 2015 Employee Stock Purchase Plan;

•	An advisory vote on the compensation of SeaChange’s named executive officers;

•	The ratification of the appointment of Grant Thornton LLP as SeaChange’s independent registered public accounting firm.

What is the effect of the advisory vote on the compensation of SeaChange’s named executive officers?

SeaChange is providing shareholders with the opportunity at the Annual Meeting to vote on an advisory resolution regarding the compensation of its named executive officers as disclosed in SeaChange’s proxy statement under the heading “Compensation Discussion and Analysis,” commonly known as “Say-on-Pay.” While the Say-on-Pay vote is non-binding, and thus advisory in nature, SeaChange’s Board and Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on May 20, 2015 will be entitled to vote at the Annual Meeting.

Am I a stockholder of record?

If at the close of business on May 20, 2015 your shares were registered directly in your name with our transfer agent, Computershare Shareholder Services, then you are a stockholder of record. If you hold SeaChange stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold our stock in “street name,” and the “record owner” of your shares is your bank, broker or other intermediary. If you are not a registered stockholder, please understand that SeaChange does not know that you are a stockholder, or how many shares you own.

If I am a stockholder of record of SeaChange shares, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the Annual Meeting (please see the procedures for voting by proxy below). If you choose to vote in person at the Annual Meeting, we will give you a ballot when you arrive. Please be aware that you must present a valid photo ID and proof of share ownership.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. The procedures for voting by proxy are as follows:

•	Printed Proxy Card: If you received a printed copy of the proxy materials by mail, you may vote by completing, signing and dating your proxy card and returning it promptly in the envelope provided. You are encouraged to specify your choices by marking the appropriate boxes on the proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

•	Internet: To vote by proxy on the Internet go to www.proxyvote.com to complete an electronic proxy card. To authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly, you will need your control number found on the Notice of Internet Availability or proxy card.

•	Telephone: To vote by proxy over the telephone, dial the toll-free phone number listed on your proxy card or Notice of Internet Availability and follow the recorded instructions. To authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly, you will need the control number found on the Notice of Internet Availability or proxy card.

If you vote by proxy, your vote must be received by 11:59 pm Eastern time on July 14, 2015 to be counted.

We provide Internet proxy voting to allow you to vote your shares on line, with procedures designed to ensure the authenticity and correctness of your proxy voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as charges from Internet access providers and telephone companies.

If I am a holder in street name of SeaChange shares, how do I cast my vote?

If you are a holder in street name, you may vote in person at the Annual Meeting, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

If you are a holder in street name and do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. To do so you must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of SeaChange common stock that you owned as of the close of business on May 20, 2015.

What does it mean if I received more than one Notice of Internet Availability or proxy card?

If you received more than one Notice of Internet Availability or proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included with each Notice of Internet Availability and proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of the Company.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. We intend to publish the final voting results in a Current Report on Form 8-K to be filed no later than July 21, 2015.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 15, 2015. Meeting Information SEACHANGE INTERNATIONAL, INC. Meeting Type: Annual Meeting For holders as of: May 20, 2015 Date: July 15, 2015 Time: 9:00 a.m. local time Location: SeaChange International, Inc. 50 Nagog Park Acton, Massachusetts 01720 You are receiving this communication because you hold shares in the company named above. SEACHANGE INTERNATIONAL, INC. ATTN: DAVID MCEVOY This is not a ballot. You cannot use this notice to vote these 50 NAGOG PARK ACTON, MA 01720 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P67022 See proxy the materials reverse and side voting of this instructions notice to obtain . M94125—

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 1, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special P67022 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the —box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. M94126 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Class I Directors

   Nominees:

   1a. Jay Samit

   1b. Carmine Vona

   1c. Royce E. Wilson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2. To adopt the SeaChange International, Inc. 2015 Employee Stock Purchase Plan:

3. To adopt, on an advisory basis, a resolution approving the compensation of SeaChange's named executive officers:

4. To ratify the appointment of SeaChange's independent registered public accounting firm, Grant Thornton LLP:

M94127-P67022

M94128-P67022

SEACHANGE INTERNATIONAL, INC.
ATTN: DAVE MCEVOY
50 NAGOG PARK
ACTON, MA 01720

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94123-P67022 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SEACHANGE INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Class I Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Jay Samit	☐	☐	☐
1b. Carmine Vona	☐	☐	☐
1c. Royce E. Wilson	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:	**For**	**Against**	**Abstain**
2. To adopt the SeaChange International, Inc. 2015 Employee Stock Purchase Plan:	☐	☐	☐
3. To adopt, on an advisory basis, a resolution approving the compensation of SeaChange's named executive officers:	☐	☐	☐
4. To ratify the appointment of SeaChange's independent registered public accounting firm, Grant Thornton LLP:	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. M94124-P67022 SEACHANGE INTERNATIONAL, INC. Annual Meeting of Stockholders to be held on July 15, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Anthony Dias and David McEvoy, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock of SeaChange International, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of SeaChange to be held on July 15, 2015, at 9:00 a.m. local time, at SeaChange’s of?ces located at 50 Nagog Park, Acton, Massachusetts 01720, and at all adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 20, 2015, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED HEREIN, FOR THE APPROVAL OF A NEW EMPLOYEE STOCK PURCHASE PLAN, FOR THE APPROVAL OF EXECUTIVE COMPENSATION, AND FOR THE RATIFICATION OF THE APPOINTMENT OF SEACHANGE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side